UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 27, 2021
(Date of earliest event reported)

BANK 2021-BNK33

(Central Index Key Number 0001858865)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-228375-06	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [_]

Item 1.01.     Entry into a Material Definitive Agreement.

On May 20, 2021, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of May 1, 2021 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BANK 2021-BNK33, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK33 (the “Certificates”). An executed version of the Pooling and Servicing Agreement was included as Exhibit 4.1 to the current report on Form 8-K filed by the Issuing Entity on May 20, 2021 (SEC Accession No. 0001539497-21-000725) (the “May 20 Form 8-K”).

The Certificates represent, in the aggregate, the entire beneficial ownership in BANK 2021-BNK33 (the “Issuing Entity”), a common law trust fund formed on May 20, 2021 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are sixty-eight (68) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred forty-three (143) commercial, multifamily and/or residential cooperative properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the portfolio of Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Equus Industrial Portfolio”, which is an asset of the Trust, is part of a whole loan (the “Equus Industrial Portfolio Whole Loan”) that includes the Equus Industrial Portfolio Mortgage Loan and two other loans that are pari passu to the Equus Industrial Portfolio Mortgage Loan (each, a “Equus Industrial Portfolio Pari Passu Companion Loan”) and ten subordinate companion loans (the “Equus Industrial Portfolio Subordinate Companion Loans”). The Equus Industrial Portfolio Pari Passu Companion Loans and Equus Industrial Portfolio Subordinate Companion Loans are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Equus Industrial Portfolio Whole Loan, including the Equus Industrial Portfolio Mortgage Loan, is to be serviced and administered (i) until the securitization of the related pari passu note A-1-A, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related pari passu note A-1-A, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the related pari passu note A-1-A occurred on May 27, 2021, and accordingly as of such date the Equus Industrial Portfolio Whole Loan, including the Equus Industrial Portfolio Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, a copy of which is attached hereto as Exhibit 4.1 and which is dated as of May 1, 2021, among the Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as general special servicer, Situs Holdings, LLC, as Equus Industrial Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer (the “B26 PSA”), and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was included as Exhibit 4.6 to the May 20 Form 8-K.

The terms and conditions of the B26 PSA applicable to the servicing of the Equus Industrial Portfolio Mortgage Loan (including without limitation regarding the special servicing of the mortgage loans held by the Issuing Entity and the special servicer's duties regarding such mortgage loans, including limitations on the special servicer's liability under the Pooling and Servicing Agreement and terms regarding the special servicer's removal, replacement, resignation or transfer) are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, as described in the Prospectus (SEC File Number 333-228375-06) filed with the Securities and Exchange Commission on May 20, 2021 pursuant to Rule 424(b)(2) (the “Prospectus”) in the section captioned “Pooling and Servicing Agreement”. However, the servicing arrangements will differ in certain respects, as described below and in the Prospectus in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

●	The Non-Serviced Master Servicer under the B26 PSA earns a servicing fee with respect to the Equus Industrial Portfolio Mortgage Loan that is to be calculated at 0.00125% per annum.
●	Upon the Equus Industrial Portfolio Whole Loan becoming a specially serviced loan under the B26 PSA, the related Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to the Equus Industrial Portfolio Mortgage Loan accruing at a rate equal to 0.25% per annum, until such time as the Equus Industrial Portfolio Whole Loan is no longer specially serviced.
●	In connection with a workout of the Equus Industrial Portfolio Whole Loan, the related Non-Serviced Special Servicer will be entitled under the B26 PSA to a workout fee equal to 0.5% of each payment of principal and interest made by the related borrower on a corrected Whole Loan, subject to a cap of $1,000,000. Such workout fee is subject to a floor of $25,000 with respect to any particular workout of the Equus Industrial Portfolio Whole Loan.
●	The related Non-Serviced Special Servicer will be entitled under the B26 PSA to a liquidation fee equal to 0.5% in the case of the Equus Industrial Portfolio Whole Loan of the related payment or proceeds, subject to a cap of $1,000,000. Such liquidation fee is subject to a minimum fee of $25,000.

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 6.02.     Change of Servicer or Trustee.

In the interest of transaction management it is noted that, effective May 27, 2021, as a result of the servicing change described under Item 1.01 above, KeyBank National Association is a servicer of more than 10% of the Mortgage Loans included in the Issuing Entity (by cut-off date principal balance), by virtue of its role as the master servicer and special servicer under the NYC 2021-909 TSA (as described in the Prospectus) with respect to the 909 Third Avenue Mortgage Loan, representing approximately 5.0% of the cut-off date principal balance, and its role as the master servicer under the B26 PSA (as described above) with respect to the Equus Industrial Portfolio Mortgage Loan, representing approximately 7.0% of the cut-off date principal balance.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2021, among the Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as general special servicer, Situs Holdings, LLC, as Equus Industrial Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2021	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of May 1, 2021, among the Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as general special servicer, Situs Holdings, LLC, as Equus Industrial Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wells Fargo Bank, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)